Investor presentation TRISTATE CAPITAL HOLDINGS, INC. (NASDAQ: TSC) First quarter ended March 31, 2019

Important Information About this presentation Financial information and data: Unless noted otherwise herein, income statement data is for the trailing twelve-months ended March 31, 2019, compared to the same TTM period the year prior; and balance sheet data is as of March 31, 2019, compared to one year prior. Forward looking statements: This presentation may contain “forward-looking” statements. Such forward-looking statements are subject to risks that could cause actual results or outcomes to differ materially from those currently anticipated. TriState Capital has no duty to, and does not intend to, update or revise forward-looking statements after the date on which they are made. For further information about the factors that could affect TriState Capital’s future results, please see the company’s most recent annual and quarterly reports filed on Form 10-K and Form 10-Q. Non-GAAP measures: To the extent non-GAAP financial measures are presented herein, comparable GAAP measures and reconciliations can be found in TriState Capital’s most recent quarterly financial results news release. 2 Investor presentation

Three Businesses Drive Differentiated Growth Sophistication of a super regional financial firm with the high touch of a boutique firm Private Banking Investment Management Commercial Banking NATIONAL NATIONAL PA, NY, NJ & OH Organic growth Organic & acquisitive growth Organic growth Low capital requirements Low capital requirements Traditional capital requirements Self-funding liquidity management Relationship-driven liquidity and treasury management funding 3 Investor presentation

Three Businesses Drive Differentiated Growth For the trailing twelve-months and period ending March 31, 2019 Growth in net income available 36% to common stockholders Asset quality Operating leverage Asset sensitive & LIBOR neutral balance sheet 17% Total revenue growth 27% 23% 20% Private banking Investment management fee Commercial loan growth contribution to total revenue loan growth 4 Investor presentation

Unique Model Sophisticated, high-touch, client-focused approach to financial services positions us to do well while empowering our clients to do well 30% of revenue from non-interest income 22% organic NII growth YOY driven through lower credit risk and variable rate loans 24% organic loan growth YOY 30% organic deposit growth YOY 93% of loans and 17% of debt securities variable rate 56.30% YTD Bank efficiency ratio ~$680k quarterly revenue/FTE, annualized ~18% insider ownership 0 branches 5 Investor presentation

Strong Foundation for Future Growth since 2013 IPO illustrates the strength and effectiveness of strategy % Change 3/31/2019 3/31/2013 since IPO (Dollars in Thousands) Among Fortune’s 100 Assets $ 6,344,010 $ 2,074,287 206% Fastest-Growing Companies Total revenue (TTM) $ 167,458 $ 63,548 164% Net interest income $ 117,514 $ 58,487 101% Ranked by Fortune1 in 2018 for (TTM) Non-interest income 2nd consecutive year based on: $ 49,944 $ 5,061 887% (TTM) • 30% growth in EPS Income before tax $ 64,209 $ 17,629 264% • 19% growth in revenue (TTM) • 26% total return Share price2 $ 20.43 $ 11.50 78% on a three-year annualized basis Book value per $ 15.61 $ 9.86 58% common share3 1 The September 2018 issue of Fortune reported that it ranks the 100 Fastest-Growing Companies listed on major U.S. stock exchanges by "revenue growth rate, EPS growth rate, and total return for the period ended June 29, 2018 on a three-year annualized. (To compute the revenue and EPS growth rates, Fortune uses a trailing-four-quarters log linear least square regression fit.)." 2 Share data as of 3/29/2019 (close) & 5/9/2013 (IPO price). 3 Book value per share with preferred converted to common as of 3/31/2013. 6 Investor presentation

DOUBLE -DIGIT EPS GROWTH $2.20 $2.00 $1.93 $1.81 $1.80 CAGR Record of Growth $1.60 35% $1.40 $1.32 Double-digit YOY EPS growth for $1.20 $1.01 20 of 24 quarters $1.00 $0.80 $0.80 $0.60 $0.55 $0.40 2014 2015 2016 2017 2018 TTM 1Q19 7 Investor presentation

2019 Financial Performance Goals Aimed at sustaining record of double-digit earnings growth over long term Grow pre-tax Organically grow Grow treasury Surpass $7B in income at a double- loans at a management bank assets digit pace of double-digit pace deposit accounts by 15%–25% of 15%–25% $500 million Deliver double-digit Surpass $15B Drive operating leverage Maintain strong credit organic growth of in AUM at Chartwell through revenue quality metrics Chartwell revenues Through a combination of growth and disciplined Continuing to distinguish us by While continuing to evaluate organic and inorganic growth driving peer leading risk expense management adjusted returns investment management M&A Maintaining bank efficiency ratio in the low 50s while limiting annual operating expense growth to a single-digit rate 8 Investor presentation

Private Banking TriState Capital’s fastest-growing channel for lending PRIVATE BANKING LOANS Private banking loans are over- collateralized by marketable securities, $3.5 cash value life insurance policies or cash, $2.982 all monitored utilizing the bank’s $3.0 $2.870 proprietary technology $2.5 CAGR • No loss history to date on 31% $2.266 these loans $2.0 s n $1.736 o i l l i Favorable regulatory capital treatment B $1.5 given reduced risk weighting enhances $1.345 capital efficiency $0.989 $1.0 Marketable securities collateral consist of $0.5 liquid and primarily well-diversified portfolios $0.0 2014 2015 2016 2017 2018 1Q19 9 Investor presentation

Private Banking TriState Capital’s network of financial intermediary referral relationships is steadily expanding National distribution of private banking loans and other services through financial intermediaries including broker-dealers, regional securities firms, registered investment advisors, wealth managers, family offices and trust companies • 195 financial intermediaries provide access to 50,000+ individual financial advisors • Encompasses those that do not offer banking services themselves Private banking loans prove attractive to the fast-growing numbers of financial advisors moving from wire houses to independent platforms <35% High net worth Loans to HNW Median LTV individuals, trusts and individuals used for of these businesses any purpose (except to outstanding loans purchase securities) 10 Investor presentation

ORGANIC, IN-MARKET COMMERCIAL LOAN GROWTH $3.0 $2.5 CAGR $2.355 Middle-Market 13% $2.263 Commercial $2.0 $1.919 $1.665 s Banking n $1.496 o i l $1.5 $1.410 l i Four-state Mid-Atlantic footprint B $1.0 commercial loan $0.5 20% growth YOY $0.0 2014 2015 2016 2017 2018 1Q19 C&I CRE: owner-occupied CRE: non-owner occupied 11 Investor presentation

Middle-Market Commercial Banking In-market relationships diversified across industries, property type and geographies Highly experienced in-market regional presidents and relationship managers, with 25+ years average experience, source and serve local clients through our Mid-Atlantic representative offices 87% non-owner occupied 20% 24% 58% 16% 38% COMMERCIAL C&I LOANS LOANS BY CRE LOANS $862M 27% $1.49B 13% 11% REGION $2.35B 17% 5% 20% 21% 22% 8% Service Real estate Western PA Eastern PA Income-producing Owner-occupied Manufacturing Transportation Ohio New Jersey Multifamily/apartment Construction/land All others NYC 12 Investor presentation

ALLOWANCE / NPLs 590.4% 600% 500% 452.9% 400% 300% 200.7% 200% 107.9% 105.5% Superior 100% 67.1% 0% Credit Quality 2014 2015 2016 2017 2018 1Q19 Drives consistently low annual credit costs NPLs / TOTAL LOANS 1.5% $6 1.26% 28 bps allowance to $5 1.0% $4 loans ratio s n o i $3 l l 0.59% i 0.52% B 0.5% $2 0.14% $1 0.08% 0.04% 0.0% $0 2014 2015 2016 2017 2018 1Q19 Total Loans 13 Investor presentation

Organic Deposit Growth DIVERSE AND HIGH-QUALITY DEPOSIT FRANCHISE World class financial institutions and national deposit team $6 3.0% 2.49% Treasury management $5 2.5% capabilities and team enhanced 2.36% in 2016 $4 2.0% s n o i Enhanced capabilities to serve l $3 1.5% l i family offices and ultra high net B worth clients in 2018 $2 1.0% 0.49% $1 0.5% of deposits are 0.17% 26% fixed-rate CDs $0 0.0% 2014 2015 2016 2017 2018 1Q19 Annualized 1-Month LIBOR1 Average Cost of Deposits Certificates of Deposit Money Market Deposits Noninterest and Interest Checking 1 1-Month London Interbank Offered Rate (LIBOR), based on U.S. Dollar, Percent. Daily, Not Seasonally Adjusted 14 Investor presentation

Treasury Management a Strategic Priority Investments in best-in-class technology and talent beginning in 2016 are paying off for our clients and our business • Doubled treasury management deposits over last 18 months • 12 dedicated professionals across regional footprint • Sophisticated and high touch service combined with transparent fee structures driving growth with existing clients and rapid expansion of new clients • ~500 clients and growing, including deposit-only clients with essential need for treasury management services 15 Investor presentation

Chartwell Investment management fees provide significant income diversification Leveraging TSC's distribution network CHARTWELL REVENUE AND EBITDA and expertise to grow Chartwell Investment Partners' AUM $50 $38.2 Enhancing institutional inflows while $40 $37.0 $37.1 $37.6 maintaining strong retail momentum $29.6 $30 s • Retail up to 30% in MRQ from n o i l l i 8% when Chartwell was acquired M $20 in 2014 $13.2 $8.5 $10 $7.4 $6.9 $8.0 12% Institutional $0 18% Subadvisory 2015 2016* 2017 2018* TTM 1Q19* $9.73B AUM Mutual Funds Revenue EBITDA 63% 7% Managed Accounts * EBITDA reflects change in the fair value of acquisition earnout in the period 16 Investor presentation

Chartwell Offers strategies not easily replicated by passive products AUM of $9.73B up 22% since TSC acquired Chartwell in 2014 strategies outperforming respective 8 benchmarks for 3 and 5 years Growth driven by superior investment performance Mid Cap Value Smid Cap Value Dividend Value Covered Call 13% 22% Value Equity Short Duration BB-Rated High Yield Fixed Income Intermediate High Grade Fixed Income Growth Equity AUM BY Core High Grade Fixed Income INVESTMENT 4% Balanced Core Plus Fixed Income TEAM 15% Fixed Income 46% Small Cap Value Large Cap Large Cap Growth Small Cap Growth Berwyn Income Fund High Yield Fixed Income 17 Investor presentation

Operating Leverage

Driven by revenue growth, exceptional client focus, scalable model and prudent management

Unique branchless model

259 FTEs
Highly experienced and high-performing team

56.30% YTD bank efficiency ratio
compared to 54.48% in prior year period

SUPERIOR REVENUE / EMPLOYEE


$700,000
$650,000
$600,000
$550,000
$500,000
2014
2015
2016
2017
2018
1Q19
Annualized*

*Revenue per employee was ~$680,000 in 1Q19, more than **twice** that of our peer group[1]

[1] Peer data for bank holding companies with $5B-$10B in MRQ assets. Analysis of net interest income plus non-interest income, annualized, divided by period-end FTE employees based on data from S&P Global Market Intelligence.

18 Investor presentation

Capital and Investment Profile History of deploying capital in accretive acquisitions while organically growing balance sheet Deployed $66M raised in 2013 IPO Investment Profile2 (last common equity raise) in three accretive investment management Closing Price $ 23.22 acquisitions1 while organically growing 52-Week High $ 30.10 bank’s balance sheet by more than $4B 52-Week Low $ 18.20 Raised net capital of $38M in March Common Shares Outstanding 29.4M 2018 offering of non-cumulative perpetual Float 24.2M preferred stock, providing additional Tier 1 capital for the holding company Average Daily Volume (3 mos.) ~135,000 Insider Ownership ~18% Repurchased 2.0M shares since 4Q14 for $30.9M (~$15.21 per share) 1 Chartwell acquisition closed 3/5/2014, TKG acquisition closed 4/29/2016, and Columbia acquisition closed 4/6/2018. 2 Market data as of April 25, 2019 . 19 Investor presentation appendix 20 Investor presentation

Key Performance Ratios As of and For the  As of and For the   Three Months Ended  Years Ended (Dollars in thousands) March 31, December 31, September 30, June 30, March 31, December 31, December 31, 2019 2018 2018 2018 2018 2018 2017 Performance ratios: Return on average assets 0.92% 0.99% 1.01% 1.09% 0.89% 1.00% 0.89% Return on average common equity 12.50% 13.16% 12.78% 13.57% 10.65% 12.57% 10.30% Net interest margin 2.10% 2.12% 2.22% 2.38% 2.35% 2.26% 2.25% Total revenue $ 43,413 $ 41,183 $ 41,570 $ 41,292 $ 37,346 $ 161,391 $ 138,009 Bank efficiency ratio 56.30% 54.60% 52.86% 50.49% 54.48% 53.09% 57.39% Non-interest expense to average assets 1.77% 1.81% 1.90% 2.00% 2.03% 1.93% 2.15% Asset quality: Non-performing loans $ 7,329 $ 2,237 $ 2,269 $ 2,437 $ 2,477 $ 2,237 $ 3,183 Non-performing assets $ 10,453 $ 5,661 $ 5,845 $ 6,013 $ 6,053 $ 5,661 $ 6,759 Other real estate owned $ 3,124 $ 3,424 $ 3,576 $ 3,576 $ 3,576 $ 3,424 $ 3,576 Non-performing assets to total assets 0.16% 0.09% 0.10% 0.11% 0.12% 0.09% 0.14% Non-performing loans to total loan 0.14% 0.04% 0.05% 0.05% 0.06% 0.04% 0.08% Allowance for loan and lease losses to loans 0.28% 0.26% 0.29% 0.34% 0.34% 0.26% 0.34% Allowance for loan and lease losses to non- performing loans 200.74% 590.43% 598.63% 628.68% 598.22% 590.43% 452.94% Net charge-offs (recoveries) $ (1,881) $ (206) $ 1,504 $ (88) $ (206) $ 1,004 $ 3,722 Net charge-offs (recoveries) to average total loans (0.15)% (0.02)% 0.13% (0.01)% (0.02)% 0.02% 0.10% Investment management segment: Assets under management $ 9,732,000 $ 9,189,000 $ 9,865,000 $ 9,554,000 $ 8,344,000 $ 9,189,000 $ 8,309,000 EBITDA $ 2,621 $ 1,890 $ 1,867 $ 1,627 $ 1,515 $ 6,900 $ 7,421 21 Investor presentation

Income Statement

(Dollars in thousands, except per share data)	For the Three Months Ended					For the Years Ended	
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2018	December 31, 2017
Income statement data:							
Interest income	$ 62,902	$ 58,162	$ 52,424	$ 47,784	$ 41,416	$ 199,786	$ 134,295
Interest expense	32,530	28,630	23,605	18,993	15,154	86,382	42,942
Net interest income	30,372	29,532	28,819	28,791	26,262	113,404	91,353
Provision (credit) for loan and lease losses	(377)	(581)	(234)	415	195	(205)	(623)
Net interest income after provision for loan and lease losses	30,749	30,113	29,053	28,376	26,067	113,609	91,976
Non-interest income:							
Investment management fees	9,424	9,225	9,828	9,686	8,908	37,647	37,100
Net gain (loss) on the sale and call of debt securities	28	(76)	—	1	5	(70)	310
Other non-interest income	3,617	2,426	2,923	2,815	2,176	10,340	9,556
Total non-interest income	13,069	11,575	12,751	12,502	11,089	47,917	46,966
Non-interest expense:							
Intangible amortization expense	502	503	502	502	461	1,968	1,851
Change in fair value of acquisition earn out	—	(218)	—	—	—	(218)	—
Other non-interest expense	26,170	26,018	25,184	24,816	23,389	99,407	89,621
Total non-interest expense	26,672	26,303	25,686	25,318	23,850	101,157	91,472
Income before tax	17,146	15,385	16,118	15,560	13,306	60,369	47,470
Income tax expense	2,582	265	1,807	968	2,905	5,945	9,482
Net income	$ 14,564	$ 15,120	$ 14,311	$ 14,592	$ 10,401	$ 54,424	$ 37,988
Preferred stock dividends on Series A	679	679	679	762	—	2,120	—
Net income available to common shareholders	$ 13,885	$ 14,441	$ 13,632	$ 13,830	$ 10,401	$ 52,304	$ 37,988
Earnings per common share:							
Basic	$ 0.50	$ 0.52	$ 0.49	$ 0.50	$ 0.38	$ 1.90	$ 1.38
Diluted	$ 0.48	$ 0.50	$ 0.47	$ 0.48	$ 0.36	$ 1.81	$ 1.32

22 INVESTOR PRESENTATION

Period-End Balance Sheet As of (Dollars in thousands) March 31, December 31, September 30, June 30, March 31, 2019 2018 2018 2018 2018 Period-end balance sheet data: Cash and cash equivalents $ 243,911 $ 189,985 $ 186,535 $ 164,367 $ 145,033 Total investment securities 487,087 466,759 393,139 288,674 245,350 Loans and leases held-for-investment 5,336,725 5,132,873 4,758,356 4,552,928 4,302,766 Allowance for loan and lease losses (14,712) (13,208) (13,583) (15,321) (14,818) Loans and leases held-for-investment, net 5,322,013 5,119,665 4,744,773 4,537,607 4,287,948 Goodwill and other intangibles, net 67,361 67,863 68,365 68,867 64,897 Other assets 223,638 191,383 180,476 174,421 163,525 Total assets $ 6,344,010 $ 6,035,655 $ 5,573,288 $ 5,233,936 $ 4,906,753 Deposits $ 5,337,704 $ 5,050,461 $ 4,754,588 $ 4,441,202 $ 4,098,955 Borrowings, net 398,216 404,166 262,365 264,814 304,764 Other liabilities 111,533 101,674 88,715 74,026 62,805 Total liabilities 5,847,453 5,556,301 5,105,668 4,780,042 4,466,524 Preferred stock 38,468 38,468 38,468 38,432 38,440 Common shareholders' equity 458,089 440,886 429,152 415,462 401,789 Total shareholders' equity 496,557 479,354 467,620 453,894 440,229 Total liabilities and shareholders' equity $ 6,344,010 $ 6,035,655 $ 5,573,288 $ 5,233,936 $ 4,906,753 23 Investor presentation

Capital Ratios As of March 31, December 31, September 30, June 30, March 31, 2019 2018 2018 2018 2018 TSCH capital ratios: Tier 1 leverage ratio 7.13% 7.28% 7.53% 7.68% 7.96 % Common equity tier 1 risk-based capital ratio 9.98% 9.64% 10.52% 10.94% 11.09 % Tier 1 risk-based capital ratio 10.92% 10.58% 11.57% 12.06% 12.25 % Total risk-based capital ratio 11.26% 10.86% 11.89% 12.66% 12.84 % TSCB capital ratios: Tier 1 leverage ratio 7.29% 7.49% 7.71% 7.87% 8.03 % Common equity tier 1 risk-based capital ratio 11.18% 10.90% 11.92% 12.38% 12.41 % Tier 1 risk-based capital ratio 11.18% 10.90% 11.92% 12.38% 12.41 % Total risk-based capital ratio 11.57% 11.25% 12.30% 12.82% 12.83% 24 Investor presentation

Loan and Lease Composition (Dollars in thousands) As of March 31, December 31, September 30, June 30, March 31, Loan and Lease Composition 2019 2018 2018 2018 2018 Private banking $ 2,981,973 $ 2,869,543 $ 2,627,749 $ 2,488,162 $ 2,342,024 C&I 862,405 785,320 771,546 741,901 683,417 CRE 1,492,347 1,478,010 1,359,061 1,322,865 1,277,325 Loans and lease held-for-investment $ 5,336,725 $ 5,132,873 $ 4,758,356 $ 4,552,928 $ 4,302,766 Private banking 55.9% 55.9% 55.2% 54.6% 54.4% C&I 16.1% 15.3% 16.2% 16.3% 15.9% CRE 28.0% 28.8% 28.6% 29.1% 29.7% Loans and lease held-for-investment 100.0% 100.0% 100.0% 100.0% 100.0% 25 Investor presentation

Deposit Composition (Dollars in thousands) As of March 31, December 31, September 30, June 30, March 31, Deposit Composition 2019 2018 2018 2018 2018 Noninterest-bearing checking accounts $ 292,188 $ 258,268 $ 236,422 $ 247,705 $ 260,952 Interest-bearing checking accounts 895,948 778,131 713,833 612,501 554,743 Money market deposit accounts 2,760,147 2,781,870 2,565,561 2,494,927 2,346,793 Certificates of deposit 1,389,421 1,232,192 1,238,772 1,086,069 936,467 Total deposits $ 5,337,704 $ 5,050,461 $ 4,754,588 $ 4,441,202 $ 4,098,955 Noninterest-bearing checking accounts 5.5% 5.1% 5.0% 5.5% 6.4% Interest-bearing checking accounts 16.8% 15.4% 15.0% 13.8% 13.5% Money market deposit accounts 51.7% 55.1% 53.9% 56.2% 57.3% Certificates of deposit 26.0% 24.4% 26.1% 24.5% 22.8% Total deposits 100.0% 100.0% 100.0% 100.0% 100.0% 26 Investor presentation

Average Balance Sheet

(Dollars in thousands)	Three Months Ended March 31, 2019 Average Balance	Interest Income (1)/ Expense	Average Yield/ Rate	December 31, 2018 Average Balance	Interest Income (1)/ Expense	Average Yield/ Rate	March 31, 2018 Average Balance	Interest Income (1)/ Expense	Average Yield/ Rate
Assets									
Interest-earning deposits	$ 202,474	$ 1,256	2.52%	$ 211,333	$ 1,162	2.18%	$ 150,121	$ 579	1.56%
Federal funds sold	8,595	31	1.46%	9,959	57	2.27%	7,042	26	1.50%
Debt securities available-for-sale	236,235	1,986	3.41%	260,877	2,045	3.11%	142,323	958	2.73%
Debt securities held-to-maturity	211,833	2,018	3.86%	155,220	1,426	3.64%	58,953	595	4.09%
Equity securities	12,755	72	2.29%	13,543	77	2.26%	8,627	66	3.10%
FHLB stock	20,498	305	6.03%	15,970	186	4.62%	14,195	194	5.54%
Total loans and leases	5,177,844	57,262	4.49%	4,853,414	53,237	4.35%	4,165,180	39,027	3.80%
Total interest-earning assets	5,870,234	62,930	4.35%	5,520,316	58,190	4.18%	4,546,441	41,445	3.70%
Other assets	242,553			239,506			208,679		
Total assets	$ 6,112,787			$ 5,759,822			$ 4,755,120		
Liabilities and Shareholders' Equity									
Interest-bearing deposits:									
Interest-bearing checking accounts	$ 792,690	4,542	2.32%	$ 722,386	$ 3,976	2.18%	$ 464,247	$ 1,621	1.42%
Money market deposit accounts	2,682,390	16,540	2.50%	2,605,148	14,844	2.26%	2,281,606	8,113	1.44%
Certificates of deposit	1,300,296	8,251	2.57%	1,220,839	7,394	2.40%	977,689	3,667	1.52%
Borrowings:									
FHLB borrowings	459,333	2,585	2.28%	352,337	1,811	2.04%	310,000	1,147	1.50%
Line of credit borrowings	4,139	58	5.68%	3,652	51	5.54%	5,373	52	3.92%
Subordinated notes payable, net	34,933	554	6.43%	34,883	554	6.30%	34,731	554	6.47%
Total interest-bearing liabilities	5,273,781	32,530	2.50%	4,939,245	28,630	2.30%	4,073,646	15,154	1.51%
Noninterest-bearing deposits	261,682			249,330			228,257		
Other liabilities	88,485			97,458			56,655		
Shareholders' equity	488,839			473,789			396,562		
Total liabilities and shareholders' equity	$ 6,112,787			$ 5,759,822			$ 4,755,120		
Net interest income (1)		$ 30,400			$ 29,560			$ 26,291	
Net interest spread			1.85%			1.88%			2.19%
Net interest margin (1)			2.10%			2.12%			2.35%

(1) *Interest income and net interest margin are calculated on a fully taxable equivalent basis.*

TriState Capital

27 Investor presentation

AVERAGE BALANCE SHEET

TRISTATE CAPITAL

(Dollars in thousands)	2018 Average Balance	2018 Interest Income (1)/ Expense	2018 Average Yield/ Rate	2017 Average Balance	2017 Interest Income (1)/ Expense	2017 Average Yield/ Rate
Assets						
Interest-earning deposits	$ 188,921	$ 3,598	1.90%	$ 126,888	$ 1,466	1.16%
Federal funds sold	8,315	156	1.88%	6,923	68	0.98%
Debt securities available-for-sale	205,652	6,195	3.01%	144,735	3,122	2.16%
Debt securities held-to-maturity	90,895	3,399	3.74%	58,635	2,463	4.20%
Debt securities trading	—	—	—%	188	4	2.13%
Equity securities	10,517	277	2.63%	8,539	266	3.12%
FHLB stock	15,136	924	6.10%	13,286	603	4.54%
Total loans and leases	4,500,117	185,349	4.12%	3,711,701	126,544	3.41%
Total interest-earning assets	5,019,553	199,898	3.98%	4,070,895	134,536	3.30%
Other assets	221,467			193,532		
Total assets	$ 5,241,020			$ 4,264,427		
Liabilities and Shareholders' Equity						
Interest-bearing deposits:						
Interest-bearing checking accounts	$ 612,921	$ 11,440	1.87%	$ 336,337	$ 3,706	1.10%
Money market deposit accounts	2,429,203	45,106	1.86%	1,999,399	22,350	1.12%
Certificates of deposit	1,071,556	21,947	2.05%	967,503	11,429	1.18%
Borrowings:						
FHLB borrowings	325,356	5,555	1.71%	295,315	3,152	1.07%
Line of credit borrowings	2,568	119	4.63%	2,214	90	4.07%
Subordinated notes payable, net	34,807	2,215	6.36%	34,605	2,215	6.40%
Total interest-bearing liabilities	4,476,411	86,382	1.93%	3,635,373	42,942	1.18%
Noninterest-bearing deposits	244,090			210,860		
Other liabilities	75,473			49,279		
Shareholders' equity	445,046			368,915		
Total liabilities and shareholders' equity	$ 5,241,020			$ 4,264,427		
Net interest income (1)		$ 113,516			$ 91,594	
Net interest spread			2.05%			2.12%
Net interest margin (1)			2.26%			2.25%

Years Ended December 31,

(1) *Interest income and net interest margin are calculated on a fully taxable equivalent basis.*

28 INVESTOR PRESENTATION

SEGMENTS

(Dollars in thousands)	Three Months Ended March 31, 2019 Bank	Investment Management	Parent and Other	Consolidated	Three Months Ended March 31, 2018 Bank	Investment Management	Parent and Other	Consolidated
Income statement data:								
Interest income	$ 62,830	$ —	$ 72	$ 62,902	$ 41,350	$ —	$ 66	$ 41,416
Interest expense	31,919	—	611	32,530	14,549	—	605	15,154
Net interest income (loss)	30,911	—	(539)	30,372	26,801	—	(539)	26,262
Provision (credit) for loan and lease losses	(377)	—	—	(377)	195	—	—	195
Net interest income (loss) after provision for loan and lease losses	31,288	—	(539)	30,749	26,606	—	(539)	26,067
Non-interest income:								
Investment management fees	—	9,533	(109)	9,424	—	8,963	(55)	8,908
Net gain on the sale and call of debt securities	28	—	—	28	5	—	—	5
Other non-interest income	2,877	21	719	3,617	2,176	—	—	2,176
Total non-interest income	2,905	9,554	610	13,069	2,181	8,963	(55)	11,089
Non-interest expense:								
Intangible amortization expense	—	502	—	502	—	461	—	461
Other non-interest expense	19,021	7,058	91	26,170	15,786	7,573	30	23,389
Total non-interest expense	19,021	7,560	91	26,672	15,786	8,034	30	23,850
Income (loss) before tax	15,172	1,994	(20)	17,146	13,001	929	(624)	13,306
Income tax expense (benefit)	2,024	563	(5)	2,582	2,854	227	(176)	2,905
Net income (loss)	$ 13,148	$ 1,431	$ (15)	$ 14,564	$ 10,147	$ 702	$ (448)	$ 10,401

29 INVESTOR PRESENTATION

TriState Capital

Reconciliation of Non-GAAP Financial Measures to GAAP Income Statement Items

(Dollars in thousands)	For the Three Months Ended March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	For the Years Ended December 31, 2018	December 31, 2017
Total revenue:							
Net interest income	$ 30,372	$ 29,532	$ 28,819	$ 28,791	$ 26,262	$ 113,404	$ 91,353
Total non-interest income	13,069	11,575	12,751	12,502	11,089	47,917	46,966
Less: net gain (loss) on the sale and call of debt securities	28	(76)	—	1	5	(70)	310
Total revenue	$ 43,413	$ 41,183	$ 41,570	$ 41,292	$ 37,346	$ 161,391	$ 138,009

(Dollars in thousands)	For the Three Months Ended March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	For the Years Ended December 31, 2018	December 31, 2017
Bank total revenue:							
Net interest income	$ 30,911	$ 30,058	$ 29,316	$ 29,280	$ 26,801	$ 115,455	$ 93,380
Total non-interest income	2,905	3,161	2,850	2,850	2,181	11,042	9,864
Less: net gain (loss) on the sale and call of debt securities	28	(76)	—	1	5	(70)	310
Bank total revenue	$ 33,788	$ 33,295	$ 32,166	$ 32,129	$ 28,977	$ 126,567	$ 102,934
Bank efficiency ratio:							
Total non-interest expense (numerator)	$ 19,021	$ 18,179	$ 17,002	$ 16,223	$ 15,786	$ 67,190	$ 59,073
Total revenue (denominator)	$ 33,788	$ 33,295	$ 32,166	$ 32,129	$ 28,977	$ 126,567	$ 102,934
Bank efficiency ratio	56.30%	54.60%	52.86%	50.49%	54.48%	53.09%	57.39%

For a comprehensive discussion on the use of non-GAAP data, please refer to the Company's most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com

30 Investor Presentation

Reconciliation of Non-GAAP Financial measures to GAAP Income Statement Items For the Three Months Ended For the Years Ended March 31, December 31, September 30, June 30, March 31, December 31, December 31, (Dollars in thousands) 2019 2018 2018 2018 2018 2018 2017 Investment Management EBITDA: Net income $ 1,431 $ 1,468 $ 957 $ 723 $ 702 $ 3,851 $ 4,551 Interest expense — — — — — — — Income taxes expense (benefit) 563 (207) 282 277 227 579 522 Depreciation expense 125 126 126 125 125 502 497 Intangible amortization expense 502 503 502 502 461 1,968 1,851 EBITDA $ 2,621 $ 1,890 $ 1,867 $ 1,627 $ 1,515 $ 6,900 $ 7,421 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com 31 Investor presentation

Reconciliation of Non-GAAP Financial measures to GAAP Balance Sheet Items As of March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share data) 2019 2018 2018 2018 2018 Tangible book value per common share: Common shareholders' equity $ 458,089 $ 440,886 $ 429,152 $ 415,462 $ 401,789 Less: goodwill and intangible assets 67,361 67,863 68,365 68,867 64,897 Tangible common equity $ 390,728 $ 373,023 $ 360,787 $ 346,595 $ 336,892 Common shares outstanding 29,351,833 28,878,674 28,920,978 28,947,883 28,976,214 Tangible book value per common share $ 13.31 $ 12.92 $ 12.47 $ 11.97 $ 11.63 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com 32 Investor presentation